Borrowings	12 Months Ended
Jun. 30, 2024
Borrowings [Abstract]
BORROWINGS

13 - BORROWINGS

As of June 30, 2024, the short-term borrowings mainly consisted of working capital loans at with annual interest rates ranging from 3.36% to 3.85% and maturity term of twelve months. All outstanding short-term borrowings as of June 30, 2024 were guaranteed by one of the Company’s subsidiaries in the consolidated group.

The long-term borrowings as of June 30, 2023 consisted of a two-year unsecured convertible note issued by the Company in February 2023. The convertible note, with a principal amount of $10.0 million and an annual interest rate of 4%, is convertible at the option of the holder into our Class A ordinary shares. The convertible note has a fixed conversion price of $10.00 per Class A ordinary share and a fixed price of $7.00 per Class A ordinary share upon the occurrence of certain events of default. The principal amount and the interest payable under the convertible note will mature in February 2025, unless earlier converted or redeemed. For the year ended June 30, 2024 and 2023, the Company recognized interest expense of $83,333 and $145,556 for the convertible note, respectively. In September 2023, the Company repaid the $10.0 million of convertible notes and the related interests.